UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2009
PACIFIC OFFICE PROPERTIES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-9900	86-0602478

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Wilshire Blvd. Suite 830 Santa Monica, California	90401

(Address of principal executive offices)	(Zip Code)
(310) 395-2083
(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 31, 2009, James M. Kasim, the Company’s Chief Financial Officer, notified the Company that he was accepting the position of President and Chief Operating Officer of his former employer, BentleyForbes. As a result, Mr. Kasim’s employment with the Company has terminated, effective September 4, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OFFICE PROPERTIES TRUST, INC.
By:	/s/ Tamara G. Edwards
	Name:	Tamara G. Edwards
	Title:	Corporate Secretary

Dated: September 4, 2009